UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

         Date of Report: June 28, 2004 Commission File Number: 0-15204

                            National Bankshares, Inc.
             (Exact name of Registrant as specified in its charter)


           Virginia                                     54-1375874
-------------------------------            ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


         101 Hubbard Street
         Blacksburg, VA 24060
----------------------------------------
(Address of principal executive offices)


Registrant's telephone, including area code: (540) 951-6300




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On June 25, 2004, the National Bank of Blacksburg, a subsidiary of National Bankshares, Inc., issued a press release announcing the bank's completed purchase of substantially all of the assets and assumption of all of the liabilities of Community National Bank of Pulaski, Virginia.


Exhibit 99.1    National Bank of Blacksburg press
                release dated June 25, 2004



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  NATIONAL BANKSHARES, INC.


Date: 06/28/04                    By: /s/ James G. Rakes
                                      ---------------------------------
                                      James G. Rakes
                                      Chairman
                                      President and Chief Executive Officer




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